UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2011

DEALERTRACK HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

23.1	EX- 23.1: Consent of Mayer Hoffman McCann P.C.

99.1	EX- 99.1: Press Release (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on February 1, 2011)*

99.2	EX- 99.2: Historical consolidated financial statements of triVIN Holdings, Inc.

99.3	EX- 99.3: Unaudited combined condensed pro forma financial information of DealerTrack Holdings, Inc.

*	Previously filed.

Item 9.01 Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, DealerTrack Holdings, Inc. (“the Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on February 1, 2011 with the financial information required by Item 9.01.

(a) Financial Statements of Businesses Acquired

The audited historical financial statements of triVIN Holdings, Inc. as of and for the year ended December 31, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited combined condensed pro forma financial information of the Company as of and for the year ended December 31, 2010, which have been prepared to give effect to the Merger, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. The pro forma financial information is presented for informational purposes only and does not purport to represent what the Company's results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company's financial position as of any future date or the Company's results of operations for any future period.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

23.1	EX- 23.1: Consent of Mayer Hoffman McCann P.C.

99.1	EX- 99.1: Press Release (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on February 1, 2011)*

99.2	EX- 99.2: Historical consolidated financial statements of triVIN Holdings, Inc.

99.3	EX- 99.3: Unaudited combined condensed pro forma financial information of DealerTrack Holdings, Inc.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2011

DealerTrack Holdings, Inc.
By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	EX- 23.1: Consent of Mayer Hoffman McCann P.C.

99.1	EX- 99.1: Press Release (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on February 1, 2011)*

99.2	EX- 99.2: Historical consolidated financial statements of triVIN Holdings, Inc.

99.3	EX- 99.3: Unaudited combined condensed pro forma financial information of DealerTrack Holdings, Inc.

*	Previously filed.